Supplement dated December 6, 2023 to the Initial Summary Prospectus, Updating Summary Prospectus and Statutory Prospectus dated May 1, 2023 for Pacific Destinations, Pacific Destinations O, and
Pacific Destinations B variable annuity contracts issued by Pacific Life Insurance Company and
Pacific Destinations, Pacific Destinations O, and Pacific Destinations B variable annuity contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce the postponement of underlying Fund changes and changes to Custom Model Investment Options as addressed in a supplement dated November 1, 2023. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Statutory Prospectus or Updating Summary Prospectus, as supplemented (the "Prospectus"). All information in the Prospectus dated May 1, 2023, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at www.PacificLife.com/Prospectuses. Please retain it for future reference.

The November 1, 2023 Supplement Announcing the Following Reorganization Should be Disregarded:

We have been informed that the Board of Directors of BlackRock Variable Series Funds, Inc. (the "Company") has approved an Agreement and Plan of Reorganization between the Company, on behalf of the BlackRock Capital Appreciation V.I. Fund (the "Acquired Fund"), and the Company, on behalf of will be reorganized into the BlackRock Large Cap Focus Growth V.I. Fund (the "Acquiring Fund"), pursuant to which the Acquired Fund will be reorganized into the Acquiring Fund (the "Reorganization").

The Reorganization was planned to be effective on December 11, 2023, with current assets in the Acquired Fund to move to the Acquiring Fund at market close on December 8, 2023.

Effective at the completion of the reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth V.I. Fund to BlackRock Large Cap Growth Equity V.I. Fund.

Please Note that the Reorganization has been Postponed:

After we received the notice of the Reorganization, the Company informed us that the Reorganization is postponed until further notice. Therefore, until the Reorganization is completed, Contract Holders may continue to invest in the Acquired Fund and there will be no changes to the Prospectus until further notice. Please disregard the supplement addressing the Reorganization and changes to the Prospectus dated November 1, 2023.

Form Nos: DESTSUP1223
DESTNYSUP1223